Prospectus Supplement — April 1, 2011 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia Multi-Advisor International Value Fund	12/30/2010

Fees and Expenses of the Fund

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I, R4, Z

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class R4	Class Z

Management fees(a)	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.52%	0.52%	0.52%	0.16%	0.46%	0.52	%(b)
Total annual fund operating expenses	1.64%	2.39%	2.39%	1.03%	1.33%	1.39%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class Z shares are based on estimated amounts for the current fiscal year.

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$732	$1,063	$1,416	$2,412
Class B (if shares are redeemed)	$742	$1,046	$1,476	$2,544
Class B (if shares are not redeemed)	$242	$746	$1,276	$2,544
Class C (if shares are redeemed)	$342	$746	$1,276	$2,731
Class C (if shares are not redeemed)	$242	$746	$1,276	$2,731
Class I (whether or not shares are redeemed)	$105	$328	$570	$1,264
Class R4 (whether or not shares are redeemed)	$135	$422	$730	$1,606
Class Z (whether or not shares are redeemed)	$142	$440	$761	$1,674

S-6242-6 A (4/11)

More about Annual Fund Operating Expenses

The section entitled “More about Annual Fund Operating Expenses” is hereby replaced with the following:

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Dec. 31, 2012, unless sooner terminated at the sole discretion of the Fund’s Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.65% for Class A, 2.40% for Class B, 2.40% for Class C, 1.20% for Class I, 1.50% for Class R4 and 1.40% for Class Z.

Fund Management and Compensation

The fourth paragraph under the section entitled “Fund Management and Compensation” is hereby replaced with the following:

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.79% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.08% for the most recent fiscal year. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. Effective April 1, 2011, the performance incentive adjustment to the investment management services fee was terminated. For periods when the performance incentive arrangement was applicable, the adjustment was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the performance incentive adjustment was the Lipper International Multi-Cap Value Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. A new investment management services agreement (new IMS Agreement) with Columbia Management, that includes the elimination of the performance incentive arrangement for the Fund, was approved by the Fund’s Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all funds in the Fund Family. A discussion regarding the basis for the Board approving the new IMS Agreement will be available in the Fund’s semiannual shareholder report for the period ended April 30, 2011.

S-6242-6 A (4/11)